Exhibit 10.5

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“Agreement”) is entered into as of January 11, 2023, by and among (a) SHUTTLE PHARMACEUTICALS HOLDINGS INC., a Delaware corporation (the “Company”), (b) the Subsidiary Guarantors from time to time party hereto (such Subsidiary Guarantors, together with the Company, the “Grantors” and each a “Grantor”), (c) the holders of the Company’s Senior Secured Notes, in the original aggregate principal amount of $4,300,000.00 (collectively, the “Notes”) that are signatories hereto (together with their endorsees, transferees and assigns, the “Purchasers”), and (d) Alto Opportunity Master Fund, SPC- Segregated Portfolio B in its capacity as collateral agent for the Purchasers (in such capacity, the “Agent” and collectively with the Purchasers, the “Secured Parties”).

RECITALS

A. Pursuant to that certain Securities Purchase Agreement dated as of the date hereof, by and among the Company and the Purchasers (as may be amended, the “Purchase Agreement”), the Purchasers have, subject to the terms and conditions of the Purchase Agreement, severally agreed to purchase from the Company the Notes at one or more closings pursuant to the terms of the Purchase Agreement. Purchasers are willing to purchase the Notes from the Company, but only upon the condition, among others, that Grantors shall grant to Agent a security interest in its Intellectual Property Collateral (as hereinafter defined) to secure the obligations of Grantors to the Secured Parties. Terms used herein but not otherwise defined in this Agreement shall have the respective meanings given such terms in the Purchase Agreement or the Notes, as applicable.

B. Pursuant to the terms of the Purchase Agreement and that certain Security Agreement dated as of the date hereof (the “Security Agreement”), each Grantor has granted to Agent a security interest in all of such Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations to the Secured Parties, each Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

1. Grant of Security Interest. To secure its obligations to the Secured Parties, each Grantor grants and pledges to Agent a security interest in all of such Grantor’s right, title and interest in, to and under its intellectual property and domain names (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether registered or unregistered, published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation, those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b) Any and all trade secrets, and any and all intellectual property rights in computer software, computer code and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B-1 attached hereto (collectively, the “Patents”) , which patents specifically exclude the intellectual property and licensing rights (the “Excluded Patents”) set forth on Exhibit B-2;

(e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation, those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f) All mask works or similar rights now owned or hereafter acquired, including, without limitation, those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) All domain names including, without limitation, those set forth on Exhibit E;

(i) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, Mask Works, domain names and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(j) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(k) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

2. Recordation. Each Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this Agreement upon request by Agent.

3. Transaction Documents. This Agreement has been entered into pursuant to and in conjunction with the Security Agreement, which is hereby incorporated by reference. The provisions of the Security Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Agent with respect to the Intellectual Property Collateral are as provided by the Security Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.

4. Accuracy of Information. Each Grantor represents and warrants on the date hereof that all information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of any Grantor with respect to the Collateral was, is or will be accurate and complete in all material respects as of the date furnished.

5. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

6. Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTORS:

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:
Name:
Title:

SHUTTLE PHARMACEUTICALS, INC.

By:
Name:
Title:

AGENT:

ALTO OPPORTUNITY MASTER FUND, SPC- SEGREGATED PORTFOLIO B

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF PURCHASER TO SHUTTLE PHARMACEUTICALS, INC.]

Name of Investing Entity: __________________________

Signature of Authorized Signatory of Investing entity: _________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

EXHIBIT A

Copyrights

None

EXHIBIT B

Summary of Shuttle Pharma’s Intellectual Property Portfolio

USPTO number	Title	Date Filed	Date Granted	Anticipated Expiration Date**
US Application No.: 16/475,999	Methods and compositions for cancer therapies that include delivery of halogenated thymidines and thymidine phosphorylase inhibitors in combination with radiation	7/3/2019
US Application No.: 17/484,876	Dual function molecules for histone deacetylase inhibition and ataxia telangiectasia mutated activation and methods of use thereof	9/24/2021
US Application No.: 17/315,567	Selective histone deacetylase inhibitors for the treatment of human disease	5/10/2021
US Application No.: 16/959,570	Selective histone deacetylase inhibitors for the treatment of human disease	7/01/2020
US Patent No.: 9,809,539	Dual function molecules for histone deacetylase inhibition and ataxia telangiectasia mutated activation and methods of use thereof	3/3/2015	11/7/2017	3/3/2035
US Patent No.: 11,034,667	Selective histone deacetylase inhibitors for the treatment of human disease	7/3/2019	6/15/2021	1/9/2038
US Patent No.: 10,730,834	Selective histone deacetylase inhibitors for the treatment of human disease	8/4 /2020	8/4/2020	3/3/2035
US Patent No.: 10,745,352	Selective histone deacetylase inhibitors for the treatment of human disease	8/18/2020	8/18/2020	3/3/2035

Exhibit B-2

[Exclude Patents and Licensing Rights]

Shuttle Pharma Has an option to license Georgetown University’s patents:

Option Agreement with an Effective Date of August 1, 2022

Title: “Predictive Biomarkers for Adverse Effects of Radiation Therapy” (Georgetown Reference 2018-012)

● U.S. Application No. 17/476,148 filed on September 15, 2021

● PCT Application No. PCT/US2018/064924 filed on December 11, 2018

● U.S. Provisional Application No. 62/597,172 filed on December 11, 2017

EXHIBIT C

Trademarks

None

EXHIBIT D

Mask Works

None

EXHIBIT E

DOMAIN NAMES

Domain Name	Status	Auto-renew	Lock

www.shuttlepharma.com	Active
www.shuttlepharma.org	Active